THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                                                120,000 Warrants

                            CHAPARRAL RESOURCES, INC.
                               WARRANT CERTIFICATE


     This warrant certificate ("Warrant Certificate") certifies that for value received Heartland, Inc. of Wichita and Collins & McIlhenny, Inc., as joint tenants, or their registered assigns (collectively, the "Holder") are the owners of the number of warrants specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined), one fully paid and non-assessable share of Common Stock, $.10 par value ("Common Stock"), of Chaparral Resources, Inc., a Colorado corporation (the "Company"), for the Purchase Price (defined in Paragraph 1 below) in lawful money of the United States of America (subject to adjustment as hereinafter provided).

     1. Warrant; Purchase Price

     This Warrant shall entitle the Holder to purchase 120,000 shares of Common Stock of the Company, and the purchase price payable upon exercise of the Warrant (the "Purchase Price") shall be $1.00 per share of Common Stock. The Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6 hereof. The shares of Common Stock issuable upon exercise of the Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares".

     2. Exercise; Expiration Date

     2.1 The Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time after the Exercisability Date and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of the Purchase Price. In the case of exercise of less than the entire Warrant represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant.

     2.2 The term "Exercisability Date" shall mean the date of this Warrant Certificate. The term "Expiration Date" shall mean 5:00 p.m. Houston, Texas time on the ninetieth (90th) day following the Exercisability Date, or if such day shall in the State of Texas be a holiday or a day on which banks are authorized to close, then 5:00 p.m. Houston, Texas time the next following day which in the State of Texas is not a holiday or a day on which banks are authorized to close.

     3. Registration and Transfer on Company Books

     3.1 The Company shall maintain books for the registration and transfer of the Warrant and the registration and transfer of the Warrant Shares.

     3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

     4. Reservation of Shares

     The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrant, such number of shares of capital stock as shall then be issuable upon the exercise of the outstanding Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

     5. Loss or Mutilation

     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrant Shares.

     6. Adjustment of Purchase Price and Number of Shares Deliverable

     6.1 The number of Warrant Shares purchasable upon the exercise of the Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock,
     (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its of Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

          (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of the Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrant to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrant. The provisions of this
     Section 6.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (c) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

     6.2 Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     6.3 In the event that at any time prior to the expiration of the Warrant and prior to its exercise:

          (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

          (b) the Company shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

          (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

          (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

          (e) there shall be any  capital  change in the Company as set forth in
     Section 6.1(b); or

          (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrant.

     7. Conversion Rights

     7.1 In lieu of  exercise  of any  portion  of the  Warrant as  provided  in
Section 2.1 hereof, the Warrant represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of Warrant Shares to be so converted and (b) the excess, if any, of
(i) the Market Price per share with respect to the date of conversion over (ii) the purchase price per Warrant Share in effect on the business day next preceding the date of conversion, divided by (2) the Market Price per share with respect to the date of conversion.

     7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any portion of the Warrant remains outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

     7.3 "Market Price", as used with reference to any share of stock on any specified date, shall mean:

     (i) if such stock is listed and registered on any national securities exchange or traded on The NASDAQ Stock Market ("NASDAQ"), (A) the last reported sale price on such exchange or NASDAQ of such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported sale price of such stock on the business day immediately preceding the specified date, the average of the last reported sale price on such exchange or on NASDAQ on (x) the day next preceding the specified date for which there was a reported sale price and
     (y) the day next succeeding the specified date for which there was a reported sale price; or

     (ii) if such stock is not at the time listed on any such exchange or traded on NASDAQ but is traded on the over-the-counter market as reported by the National Quotation Bureau or other comparable service, (A) the average of the closing bid and asked prices for such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported bid and asked prices for such stock on the business day immediately preceding the specified date, the average of the last bid and asked prices on (x) the day next preceding the specified date for which such information is available and (y) the day next succeeding the specified date for which such information is available; or

     (iii) if clauses (i) and (ii) above are not applicable, the fair value per share of such stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company and, if requested, set forth in a certificate delivered to the holder of this Warrant upon the conversion hereof.

     8. Voluntary Adjustment by the Company

     The Company may, at its option and in its sole and absolute discretion, at any time during the term of the Warrant, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrant.

     9. Registration Rights

     The Company has agreed with the Holder that the Company will include the Warrant Shares in an amendment to a registration statement that was filed on Form S-3 by the Company with the United States Securities and Exchange Commission ("SEC") on September 22, 1998 (the "September Registration Statement").

     If the September Registration Statement is not declared effective for any reason by the SEC, is withdrawn by the Company for any reason, or if, for any reason, the Warrant Shares are not included in the September Registration Statement prior to the date it is declared effective by the SEC, Chaparral will include the Warrant Shares in the next registration statement it files in which such shares may be included under applicable law.

     The Holder agrees that any registration statement filed by the Company which includes the Warrant Shares need only be kept effective until the earlier of the date the shares acquired on the exercise of this Warrant have been sold pursuant to such registration statement, or Rule 144 adopted by the SEC is available for the sale of such shares.

     Notwithstanding the foregoing, the Holder agrees that any certificate representing Warrant Shares will have a restrictive legend thereon stating that the Warrant Shares cannot be transferred except in compliance with the Securities Act of 1933, as amended, and any applicable state securities laws.

     10. Governing Law

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this day of October, 1998.


                                                     CHAPARRAL RESOURCES, INC.

                                                     By:
                                                              Name:
                                                              Title:

[SEAL]



Attest:



Name:
Title:



                                                                       EXHIBIT A


                               NOTICE OF EXERCISE


     The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.






                                    Name of Holder




                                    Signature

                                    Address:










EXHIBIT B


                              NOTICE OF CONVERSION


The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.





                                             Name of Holder




                                             Signature

                                             Address:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                                                 80,000 Warrants

                            CHAPARRAL RESOURCES, INC.
                               WARRANT CERTIFICATE

     This warrant certificate ("Warrant Certificate") certifies that for value received Don M. Kennedy or registered assigns (the "Holder") is the owner of the number of warrants specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined), one fully paid and non-assessable share of Common Stock, $.10 par value ("Common Stock"), of Chaparral Resources, Inc., a Colorado corporation (the "Company"), for the Purchase Price (defined in Paragraph 1 below) in lawful money of the United States of America (subject to adjustment as hereinafter provided).

     1. Warrant; Purchase Price

     This Warrant shall entitle the Holder to purchase 80,000 shares of Common Stock of the Company, and the purchase price payable upon exercise of the Warrant (the "Purchase Price") shall be $1.00 per share of Common Stock. The Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6 hereof. The shares of Common Stock issuable upon exercise of the Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares".

     2. Exercise; Expiration Date

     2.1 The Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time after the Exercisability Date and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of the Purchase Price. In the case of exercise of less than the entire Warrant represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant.

     2.2 The term "Exercisability Date" shall mean the date of this Warrant Certificate. The term "Expiration Date" shall mean 5:00 p.m. Houston, Texas time on the ninetieth (90th) day following the Exercisability Date, or if such day shall in the State of Texas be a holiday or a day on which banks are authorized to close, then 5:00 p.m. Houston, Texas time the next following day which in the State of Texas is not a holiday or a day on which banks are authorized to close.

     3. Registration and Transfer on Company Books

     3.1 The Company shall maintain books for the registration and transfer of the Warrant and the registration and transfer of the Warrant Shares.

     3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

     4. Reservation of Shares

     The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrant, such number of shares of capital stock as shall then be issuable upon the exercise of the outstanding Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

     5. Loss or Mutilation

     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrant Shares.

     6. Adjustment of Purchase Price and Number of Shares Deliverable

     6.1 The number of Warrant Shares purchasable upon the exercise of the Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock,
     (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its of Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

          (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of the Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrant to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrant. The provisions of this
     Section 6.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (c) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

     6.2 Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     6.3 In the event that at any time prior to the expiration of the Warrant and prior to its exercise:

          (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

          (b) the Company shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

          (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

          (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

          (e) there shall be any  capital  change in the Company as set forth in
     Section 6.1(b); or

          (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrant.

     7. Conversion Rights

     7.1 In lieu of  exercise  of any  portion  of the  Warrant as  provided  in
Section 2.1 hereof, the Warrant represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a)

(i) the Market Price per share with respect to the date of conversion over (ii) the purchase price per Warrant Share in effect on the business day next preceding the date of conversion, divided by (2) the Market Price per share with respect to the date of conversion.

     7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any portion of the Warrant remains outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

     7.3 "Market Price", as used with reference to any share of stock on any specified date, shall mean:

     (i) if such stock is listed and registered on any national securities exchange or traded on The NASDAQ Stock Market ("NASDAQ"), (A) the last reported sale price on such exchange or NASDAQ of such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported sale price of such stock on the business day immediately preceding the specified date, the average of the last reported sale price on such exchange or on NASDAQ on (x) the day next preceding the specified date for which there was a reported sale price and
     (y) the day next succeeding the specified date for which there was a reported sale price; or

     (ii) if such stock is not at the time listed on any such exchange or traded on NASDAQ but is traded on the over-the-counter market as reported by the National Quotation Bureau or other comparable service, (A) the average of the closing bid and asked prices for such stock on the business day immediately preceding the specified date, or (B) if there shall have been no such reported bid and asked prices for such stock on the business day immediately preceding the specified date, the average of the last bid and asked prices on (x) the day next preceding the specified date for which such information is available and (y) the day next succeeding the specified date for which such information is available; or

     (iii) if clauses (i) and (ii) above are not applicable, the fair value per share of such stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company and, if requested, set forth in a certificate delivered to the holder of this Warrant upon the conversion hereof.

     8. Voluntary Adjustment by the Company

     The Company may, at its option and in its sole and absolute discretion, at any time during the term of the Warrant, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrant.

     9. Registration Rights

     The Company has agreed with the Holder that the Company will include the Warrant Shares in an amendment to a registration statement that was filed on Form S-3 by the Company with the United States Securities and Exchange Commission ("SEC") on September 22, 1998 (the "September Registration Statement").

     If the September Registration Statement is not declared effective for any reason by the SEC, is withdrawn by the Company for any reason, or if, for any reason, the Warrant Shares are not included in the September Registration Statement prior to the date it is declared effective by the SEC, Chaparral will include the Warrant Shares in the next registration statement it files in which such shares may be included under applicable law.

     The Holder agrees that any registration statement filed by the Company which includes the Warrant Shares need only be kept effective until the earlier of the date the shares acquired on the exercise of this Warrant have been sold pursuant to such registration statement, or Rule 144 adopted by the SEC is available for the sale of such shares.

     Notwithstanding the foregoing, the Holder agrees that any certificate representing Warrant Shares will have a restrictive legend thereon stating that the Warrant Shares cannot be transferred except in compliance with the Securities Act of 1933, as amended, and any applicable state securities laws.

     10. Governing Law

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this day of October, 1998.


                                      CHAPARRAL RESOURCES, INC.


                                      By:
                                                 Name:
                                                 Title:

[SEAL]


Attest:


Name:
Title:
                                                                      EXHIBIT A


                               NOTICE OF EXERCISE


     The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______

Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.




                                                     Name of Holder




                                                     Signature

                                                     Address:

EXHIBIT B


                              NOTICE OF CONVERSION


The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.


                                                     Name of Holder


                                                     Signature

                                                     Address: